Exhibit 10.3
Execution Version
FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is adopted, executed, and agreed to as of this 22nd day of June, 2020 (the “Effective Date”), by and among Reliant Bancorp, Inc., a Tennessee corporation (“Company”), Reliant Bank, a banking corporation organized under the laws of the State of Tennessee (“Bank”), and DeVan D. Ard, Jr., a resident of the State of Tennessee (“Executive”). Company, Bank, and Executive are sometimes referred to herein collectively as the “Parties,” and each is sometimes referred to herein individually as a “Party.”

RECITALS

WHEREAS, the Parties previously entered into that certain Employment Agreement by and among Executive, Company, and Bank, dated April 15, 2018 (the “Employment Agreement”);

WHEREAS, on June 16, 2020, the Boards of Directors of Company and Bank appointed John R. Wilson, who previously served as Chief Loan Officer of Bank, as President of Company and Bank;

WHEREAS, as a result of Mr. Wilson’s appoint as President of Company and Bank, Executive’s position with Company and Bank changed, and the Parties desire to amend the Employment Agreement to reflect such change in Executive’s position with Company and Bank;

WHEREAS, pursuant to Section 17(a) of the Employment Agreement, the Employment Agreement may be amended by an instrument in writing signed by or on behalf of each of the Parties; and

WHEREAS, the Parties desire and deem it to be in their respective best interests to amend the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Employment Agreement.

2. Employment Agreement Amendment. The Parties acknowledge and agree that Section 2(a) of the Employment Agreement is amended to read in its entirety as follows:

(a) Position; Reporting. Executive shall be employed as Chief Executive Officer of Company and Bank and shall perform and discharge faithfully the duties and responsibilities which may be assigned to Executive from time to time in connection with the conduct of the business of Employer. The duties and responsibilities of Executive shall be commensurate with those of individuals holding similar positions at other banks and bank and financial holding companies similarly organized and of comparable size and complexity. Executive shall report directly to the Boards of Directors.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original manually signed copy of this Amendment.

4. Applicable Law. This Amendment shall be governed by and construed and enforced under and in accordance with the laws of the State of Tennessee, without regard to or the application of principles of conflicts of laws.

5. Captions. Any captions, titles, or headings preceding the text of any section or subsection of this Amendment are solely for convenience of reference and shall not constitute part of this Amendment or affect its meaning, construction, or effect.

6. Ratification. Except as expressly amended by this Amendment, the Employment Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment effective as of the Effective Date.

COMPANY:	RELIANT BANCORP, INC.

By: /s/ John R. Wilson
John R.Wilson
President

BANK:	RELIANT BANK

By: /s/ John R. Wilson
John R.Wilson
President

EXECUTIVE:

/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.

(Signature Page to First Amendment to Employment Agreement)